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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  December 23, 1998
                                                  -------------------


                             POLYVISION CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            New York                 1-10555                  13-3482597
  ----------------------------    ------------            -------------------
  (State or other jurisdiction    (Commission              (I.R.S. Employer
        of incorporation)         File Number)            Identification No.)


     48-62 36th Street
     Long Island City, New York                                  11101
 ----------------------------------------                   ---------------
 (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:  (718) 729-1050
                                                    ------------------

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                          CURRENT REPORT ON FORM 8-K

                            POLYVISION CORPORATION

                               December 23, 1998


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) EXHIBITS.

            Exhibit No.      Description
            -----------      -----------

            99.1 Press Release issued by PolyVision Corporation on December 23, 1998 announcing change in fiscal year.


Item 8. CHANGE IN FISCAL YEAR

                As of December 23, 1998, the Board of Directors of the Registrant determined to change the fiscal year end of the Registrant from April 30 to December 31 of each year, commencing with the fiscal year ending December 31, 1998. The Registrant will file its Transition Report on Form 10-K for the fiscal year ended December 31, 1998 within 90 days after the end of such fiscal year.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 23, 1998

                                       POLYVISION CORPORATION

                                       By: /s/ Joseph A. Menniti
                                          -----------------------------
                                          Joseph A. Menniti
                                          Chief Executive Officer